                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) April 07, 1999


                                  REGENCY BANCORP
               (Exact name of registrant as specified in its charter)



          California                   000-23815               77-0378956
  (State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)


7060 N. Fresno, Fresno, California                            93720
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (559) 438-2600


                                   Not Applicable
           (Former name or former address, if changed since last report).




                                                               Page 1 of 8 pages

                                                 The Exhibit Index is on Page 4.

Item 5.   OTHER EVENTS.

          The Registrant issued a press release dated April 7, 1999 announcing that the registrant earned $1.1 million or $0.42 per share in the first quarter of 1999. The foregoing is qualified by reference to the press release attached as exhibit 99.1

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          Not Applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not Applicable.

     (c)  EXHIBITS.

          (99.1)    Press Release dated April 7, 1999

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   REGENCY BANCORP




Date:     April 7, 1999                 /s/ STEVEN R. CANFIELD
                                        ----------------------
                                        Steven R. Canfield
                                        EVP & CFO

                                   EXHIBIT INDEX


          Exhibit No.                             Description
         ------------                            -------------
          99.1                     Press Release dated April 7, 1999
